SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:
[X]     Preliminary Information Statement    [ ]    Confidential, for Use of
                                                    the Commission Only
                                                    (as permitted by Rule
                                                    14c-5(d)(2))
[ ]     Definitive Information Statement

                             The Viola Group, Inc.
                             (Name of Registrant)

                             The Viola Group, Inc.
                 (Name of Person(s) Filing Information Statement)

        Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)     Title of each class of securities to which transaction applies:
                                                       ________________

(2)     Aggregate number of securities to which transaction applies:
                                                       ________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                       ________________

(4)     Proposed maximum aggregate value of transaction:
                                                      $________________

(5)     Total fee paid:
                                                      $________________

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)     Amount Previously Paid:
(2)     Form, Schedule or Registration Statement No.:
(3)     Filing Party:
(4)     Date Filed:


                            THE VIOLA GROUP, INC.
                             1653 Haight Avenue
                         Bronx, New York 10461-1503

                                May 15, 2000

Dear Stockholder:

This is to advise you that on June 5, 2000, the holders of the issued and outstanding shares of common stock of The Viola Group, Inc. ("Viola" or "the Company") shall conduct a special meeting to vote on a proposed amendment and restatement of the Company's Certificate of Incorporation to: (i) increase the authorized number of shares of common stock from Two-Million (2,000,000) to Seventy-five Million; (ii) authorize the issuance of Five Million (5,000,0000) shares of preferred stock whose designations, preferences and rights are to be determined by the Board of Directors of the Company; (iii) eliminate stockholders' preemptive rights; (iv) specify that the vote required for all matters, other than the election of directors, required or permitted by law to be submitted to a vote of stockholders be determined by a simple majority; and (v) permit any action which may be taken by stockholders at a meeting, to be taken by written consent of those stockholders having at least the minimum votes necessary to authorize such action.

The Information Statement, furnished pursuant to Section 14(c) of the Securities Exchange Act 1934, as amended accompanying this transmittal letter describes in greater detail the Amended and Restated Certificate of Incorporation and the purpose of such amendment and restatement. The Board of Directors of Viola urges you to read this Information Statement in its entirety.

                                               Sincerely,

                                           /s/ Arthur D. Viola
                                               _____________________
                                               Arthur D. Viola
                                               President


                            THE VIOLA GROUP, INC.
                             1653 HAIGHT AVENUE
                         BRONX, NEW YORK  10461-1503

INFORMATION STATEMENT

This Information Statement is being furnished by The Viola Group, Inc., a New York Corporation ("Viola" or the "Company") for informational purposes to the holders of common stock, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act) and Regulation 14C, promulgated thereunder. The purpose of the Information Statement is to inform the stockholders of the Company of the proposed actions to be voted on at the special meeting to be held at 2:00 p.m. on June 5, 2000 at the offices of Holland & Knight, LLP, 195 Broadway, 24th Floor, New York,
New York. The record date for determining stockholders entitled to vote at such special meeting is April 25, 2000.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                    ARE REQUESTED NOT TO SEND US A PROXY

At the special meeting of the stockholders to be held on June 5, 2000, the stockholders will be requested to vote on a proposed amendment and restatement of the Company's Certificate of Incorporation to: (i) increase the authorized number of shares of common stock from Two-Million (2,000,000) to Seventy-five Million; (ii) authorize the issuance of Five Million (5,000,0000) shares of preferred stock whose designations, preferences and rights are to be determined by the Board of Directors of the Company; (iii) eliminate stockholders' preemptive rights; (iv) specify that the vote required for all matters, other than the election of directors, required or permitted by law to be submitted to a vote of stockholders be determined by a simple majority; and (v) permit any action which may be taken by stockholders at a meeting, to be taken by written consent of those stockholders having at least the minimum votes necessary to authorize such action. A true copy of the proposed Amended and Restated Certificate of Incorporation is attached hereto as Annex A. The vote of a majority of all outstanding shares entitled to vote thereon in favor of such amendment and restatement is required to authorize its adoption as Viola's Amended and Restated Certificate of Incorporation.This Information Statement is to also inform you that the purpose of amending the Certificate of Incorporation to increase the number of authorized shares of common stock is to permit the Corporation, by corporate action taken solely by its Board of Directors, to declare a stock dividend of .65 shares for each share of Viola stock issued and outstanding (the "Common Stock Dividend") and to effectuate a proposed share exchange whereby all of the issued and outstanding shares of DataMEG Corporation, a Virginia corporation ("DataMEG") shall be exchanged for shares of Viola's common stock, equaling upon completion of the share exchange, ninety percent (90%) of the issued and outstanding voting capital stock of
Viola (the "Share Exchange").   A true copy of the Agreement and Plan of
Share Exchange between Viola and DataMEG is attached hereto as Annex B.
The Share Exchange has been approved by the Board of Directors of Viola and by the Board of Directors and the stockholders of DataMEG. Under New York law, the stockholders of the Company, as the acquiring corporation, need not
approve a stock dividend or share exchange.   The Common Stock Dividend, the
Share Exchange and the Amended and Restated Certificate of Incorporation have been approved by Viola's Board of Directors through consents in lieu of special meetings of the Sole Director of Viola dated April 24, 2000, subject only to the Viola stockholders approving the Amended and Restated Certificate of Incorporation and the effectiveness thereof as a result of its filing by the New York Department of State. No other approval is necessary to effectuate the proposed Share Exchange. This Information Statement is first being mailed to the stockholders of Viola on or about May 15, 2000.

The date of this Information Statement is  May 15, 2000.


SUMMARY OF INFORMATION STATEMENT
The following summary is intended to highlight certain information contained elsewhere in this Information Statement. This summary is not a complete statement of all material information presented herein and is qualified in its entirety by the more detailed information contained elsewhere in this Information Statement and in the accompanying annexes and the documents referred to herein. Stockholders are encouraged to read the Information Statement and the accompanying annexes in their entirety. All information concerning Viola included in this Information Statement has been provided by Viola, and all information concerning DataMEG included in this Information Statement has been provided by DataMEG.

Introduction

This Information Statement relates to the approval of an Amended and Restated Certificate of Incorporation of the Company which shall enable Viola to effectuate the contemplated Common Stock Dividend and Share Exchange.

Special Meeting of the Stockholders of Viola

On June 5, 2000, Viola shall hold a Special Meeting of the stockholders for the purposes of voting on the Amended and Restated Certificate of Incorporation. All of the changes to Viola's existing Certificate of Incorporation resulting from the adoption of the Amended and Restated Certificate of Incorporation are more fully described in the section of this Information Statement entitled "Amended and Restated Certificate of
Incorporation: beginning on page 5. Of particular importance to Viola's stockholders, however, is that portion of the Amended and Restated Certificate of Incorporation which increases the authorized number of shares of Viola's common stock, because approval thereof allows the Company's Sole Director, without further approval from the Viola stockholders, to effectuate the Common Stock Dividend and the Share Exchange described in the sections of this Information Statement entitled "Common Stock Dividend" and "Share Exchange" beginning on page 10. Prior to the adoption of the Amended and Restated Certificate of Incorporation, the authorized capital stock of Viola consists of Two-Million (2,000,000) authorized shares of common stock, par value $.01. The Amended and Restated Certificate of Incorporation increases the authorized number of shares of stock to Eighty Million (80,000,000) of which Seventy-five Million (75,000,000) shall be common stock, with a par value of $.01 and Five Million (5,000,000) shall be preferred stock with a par value of $.01. Stockholder approval of the proposed action is necessary under New York law and, as a practical matter, is required if the Company is to proceed with the proposed Common Stock Dividend and Share Exchange because currently all of Viola's 2,000,000 authorized shares of Common Stock are
issued and outstanding.     The proposed action will permit Viola, through
the consent of its sole Director, Arthur D. Viola, to effectuate the Common Stock Dividend and Share Exchange by and between DataMEG and Viola. Pursuant to the Common Stock Dividend, each owner of common stock would receive an additional .65 shares of common stock for each share currently owned, resulting in an aggregate 3,300,000 shares of Viola's Common Stock being issued and outstanding. In the Share Exchange, all of the issued and outstanding shares of DataMEG shall be exchanged for shares of Viola's common stock, equaling upon completion of the Share Exchange, Ninety percent (90%) of the issued and outstanding voting capital stock of Viola. In the Share Exchange stockholders of DataMEG will be issued 29,700,000 shares of Viola common stock and DataMEG would become a wholly owned subsidiary of Viola. Under New York law, Directors may, in their discretion, declare a stock dividend subject to the availability of sufficient authorized shares to effectuate such dividends. Additionally, under New York law, the vote of the stockholders of the acquiring corporation, in this case, Viola, is not necessary to approve a share exchange. On April 24, 2000, the Board of Directors of Viola determined that it was in the best interests of Voila to enter into the Agreement and Plan of Share Exchange and to declare the Common Stock Dividend to facilitate the share exchange ratio contemplated in the Share Exchange. On April 24, 2000, the Board of Directors of DataMEG approved the contemplated Share Exchange and recommended that the stockholders of DataMEG approve the contemplated Share Exchange. By unanimous written consent of the DataMEG stockholders effective May 15, 2000 the stockholders of DataMEG approved, adopted and consented to the proposed Agreement and Plan of Share Exchange with Voila.

As a consequence of that portion of the proposed Amended and Restated Certificate of Incorporation which eliminates stockholders' preemptive rights, any Viola stockholder who objects thereto and fulfills certain statutory requirements will be entitled to receive payment for their shares. Under New York law, stockholders intending to enforce their rights to receive payment for shares, if certain proposed corporate action is taken, must do so in accordance with the procedures set forth in Section 623 of the New York Business Corporation Law, a copy of which is attached to the Notice of Special Meeting accompanying this Information Statement. As set forth in greater detail in Section 623, any objecting stockholders of Viola must file their written objection to the proposed actions to be taken with the Company prior to the special meeting or at the special meeting, before any vote is taken. The objection shall include a notice of the stockholder's election to dissent, the stockholder's name, stockholder's residence address, the number and class of shares as to which the stockholder dissents and a demand for payment of the fair market value of his shares if the action is taken.
A failure to timely file such objection will be deemed a waiver of a stockholder's right to dissent and to demand payment of the fair value of his shares, if the action is taken.

The Company's common stock is not listed on any exchange nor are quotations provided on any automated quotation system by NASDAQ or otherwise. The Company's audited balance sheet for its last fiscal year ending June 30, 1999, reflected total deficit stockholder's equity of -$5,695 or approximately - $.028 per share.


THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

This section of the Information Statement describes certain aspects of the Amended and Restated Certification of Incorporation. The following description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation, which is attached as Annex A to this Information Statement and is incorporated herein by reference. All stockholders are urged to read the Amended and Restated Certificate of Incorporation in its entirety.

The Amended and Restated Certificate of Incorporation

     The Amended and Restated Certificate of Incorporation shall amend and restate Viola's Certificate of Incorporation, as more specifically described below.

Authorization of Increasing the Number of Authorized Shares

Presently, the number of shares which the Company is authorized to issue is Two Million (2,000,000) shares of common stock, with a par value of $.01. All of these authorized shares are currently issued and outstanding. The Amended and Restated Certificate of Incorporation would change the aggregate number of shares which the Company shall have authority to issue to Eighty Million (80,000,000) shares, of which Seventy-five Million (75,000,000) shares shall be common stock with a par value of $.01 and Five Million (5,000,000) shares shall be preferred stock with a par value of $.01. Inasmuch as Viola presently has no shares of authorized capital stock which have not been issued and are outstanding, the Board of Directors believes that the number of shares of Common Stock currently available for future issuance is inadequate. The Board also believes that an increase in the number of authorized shares of common stock will permit Viola to take advantage of future opportunities for raising additional capital, possible acquisitions, stock splits and the Common Stock Dividend and Share Exchange, which have been approved subject to stockholder approval of, and the filing of, the Amended and Restated Certificate of Incorporation, and other corporate purposes, without the delay and expense incident to the preparation, filing and mailing of additional Information or Proxy Statements necessary to obtain stockholder approval.

Authorization of the Creation of a Class of  Preferred Stock

As stated above, the Amended and Restated Certificate of Incorporation authorizes the issuance of five million (5,000,000) shares of preferred stock with a par value of $.01. The relative rights, preferences and limitations of the preferred stock are to be determined, from time to time, in the discretion of the Viola Board of Directors in accordance with New York law.

According to the Amended and Restated Certificate of Incorporation the series, designations, preferences, dividend rates, redemption rights and prices, liquidation rights, conversion rights and prices, exchange rights and prices, maturity dates, purchase, features involving restrictions upon the creation of indebtedness or payment of dividends on the common stock, cumulative, relative, participating or optional rights or such other rights, including voting rights, qualifications, limitations or restrictions thereof are all to be determined by the Board of Directors.

Although the Board of Directors has no present intention of so doing, it could issue shares of preferred stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of Viola by means of a merger, tender offer, proxy contest or other means. For example, such shares could be privately placed with purchasers favorable to the Board of Directors in opposing any such action. In addition, the Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of Viola's Common Stock, on any merger, sale or exchange of assets by Viola or any other extraordinary corporate transaction. Moreover, the issuance of preferred stock could be used to dilute the stock ownership of a person or entity seeking to obtain control of Viola should the Board of Directors consider the action of such person or entity not to be in the best interest of the stockholders and Viola. The Board of Directors believes that the authorization of the creation of the class of preferred stock is in the best interests of Viola and its stockholders, and believes it advisable to have available such shares for possible issuance in connection with, but not limited to the following: the raising of additional working capital, a public or private offering, the payment of dividends in the form of stock of Viola, the acquisition of related businesses or assets, or the implementation of an employee benefit plan and for other corporate purposes, without the delay and expense incident to the preparation, filing and mailing of additional Information or Proxy Statements necessary to obtain stockholder approval.

Indemnification

     The Amended and Restated Certificate of Incorporation permits the corporation to indemnify any and all persons whom it shall have powers to indemnify under New York law from and against any and all of the expenses, liabilities or other matters and such indemnification is to continue for a person is no longer a director, officer, employee or agent. The original Certificate of Incorporation did not expressly provide for indemnification. The Amended and Restated Certificate of Incorporation provides for the greatest amount indemnification within the bounds of New York law.

     The Board of Directors believes that providing for the greatest amount of indemnification within the bounds of New York law is in the best interest of Viola and believes it is advisable to provide for such indemnification in the Amended and Restated Certificate of Incorporation to attract, retain and protect its Board of Directors, officers, employees and agents.

Preemptive Rights

     The Amended and Restated Certificate of Incorporation eliminates
     stockholders' preemptive rights.   Preemptive rights are the right of
existing stockholders to purchase shares (or other securities to be issued or subjected to rights or options to purchase) under certain circumstances. Under New York law, unless provided in the Certificate of Incorporation, stockholders of any New York corporation incorporated prior to February 22, 1998, automatically have preemptive rights with respect to the proposed issuance of (or the proposed granting of rights or options to purchase) its shares of any class (or any shares or other securities convertible into or rights or options to purchase shares or other securities), if such issuance would adversely affect the unlimited dividends rights of such holders. Viola was originally incorporated prior to February 22, 1998. The right as it currently exists would give each Viola stockholder the right during a reasonable time and on reasonable conditions, as fixed by the Board of Directors to purchase such shares or other securities, convertible into or subject to a right or option to purchase Viola shares, before the Company could consummate any offer involving such shares or other securities.

     The Board of Directors believes that eliminating preemptive rights is in the best interest of Viola and believes that it is advisable in order to take advantage of possible future opportunities for raising additional capital, for possible acquisitions, mergers and other corporate purposes, without the delay, expense and potentially adverse effect on potential opportunities, incident to making an offer to the Viola stockholder before each such transaction.

Majority Vote of Stockholders

     The Amended and Restated Certificate of Incorporation provides that whenever any corporate action, other than the election of directors, is to be taken by vote of the stockholders, it shall be authorized by a majority of the votes cast in favor of such action by the holders of shares entitled to vote thereon present in person or by proxy at a meeting of stockholders.

Under New York law, certain corporate actions, such as the authorization of a plan of merger or consolidation, the sale, lease, exchange or other disposition of assets, or dissolution of the corporation, require the vote of two-thirds of the holders of stock of the corporation, if such corporation was incorporated prior to February 22, 1998. Viola was originally incorporated prior to February 22, 1998. The New York Business Corporation Law permits a corporation in its Certificate of Incorporation to specify that any, including the above-mentioned actions may be approved by a majority of the stockholders. The Amended and Restated Certificate of Incorporation allows the majority of the stockholders to approve such actions.

The Board of Directors believes that, except for the election of Directors, providing for all matters, required or permitted by law to be submitted to the stockholders, to be approved by a majority vote is in the best interest of Viola.

Stockholders Written Consent

     The Amended and Restated Certificate of Incorporation provides that any action may be taken by the stockholders without a meeting upon the written consent of those stockholders having at least the minimum votes necessary to authorize such action in accordance with Section 615 of the New York Business Corporation Law.

     Under New York Law, in the absence of any provision in the Certificate of Incorporation, a written consent of the stockholders approving corporate action without a meeting of the stockholders must be signed by all of the stockholders. Section 615 of the New York Business Corporation Law permits a corporation in its Certificate of Incorporation to specify that a written consent approving corporate action may be signed by the number of stockholders necessary to approve such action at a stockholder meeting.

     The Board of Directors believe that such amendment will avoid unnecessary expense and delay which would be incurred in holding special meetings of the Company's stockholders when the outcome of the vote is already determined by the written consent of those stockholders who have the voting power necessary to approve such action at a meeting, if one were held.


                         SECURITY OWNERSHIP OF
               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of the record date, April 25, 2000, by the Company's executive officers, directors, and each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the shares shown as beneficially owned by such persons, subject to applicable community property laws. However, as indicated by the notes following the table, certain shares may be deemed to be beneficially owned by more than one person or entity as a result of attribution of ownership among affiliated persons and entities.


Name and Address			  Amount and 	    Percentage of
Of Beneficial Owner			  Nature of	    Beneficial
					  Beneficial 	    Ownership
					  Ownership

Mr. Arthur D. Viola			  623,460	    31.2%
1653 Haight Avenue
Bronx, NY 10461-1503
Sole Director, President, CEO,
CFO, Secretary and Treasurer



Mr.  Nichala Viola			  455,000	    22.8%
24 Kellogg Road
Carland, New York 13045
Assistant Secretary



 1. Mr. Arthur D. Viola and Mr. Nicholas Viola are brothers. Although not parties to any agreement or understanding, Mr. Arthur Viola as the Company's sole Director has approved the Amendment and Restatement of the Company's Certificate of Incorporation as set forth in Annex A hereto as well as the Common Stock Dividend and Share Exchange, subject to stockholder approval and the effectiveness of the Amended and Restated Certificate of Incorporation and Mr. Nicholas Viola has independently expressly his intention to vote in favor of the proposed Amended and Restated Certificate of Incorporation. In the event both the Viola brothers vote in favor of the adoption of the Amended and Restated Certificate of Incorporation, such adoption would be approved by the affirmation vote of approximately 53.9% of Viola's issued and outstanding capital stock.


        ALTHOUGH NO ACTION WITH RESPECT TO THE FOLLOWING MATTERS IS TO BE TAKEN BY STOCKHOLDERS AT THE SPECIAL MEETING CALLED FOR THE PURPOSE OF APPROVING THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, THE FOLLOWING INFORMATION IS FURNISHED BECAUSE STOCKHOLDERS WILL NOT HAVE A SEPARATE OPPORTUNITY TO VOTE ON THE COMMON STOCK DIVIDEND AND THE SHARE EXCHANGE.

COMMON STOCK DIVIDEND

This section of the Information Statement describes certain aspects of the Common Stock Dividend.

The Board of Directors of Viola through a written consent of its sole director, dated April 24, 2000, has approved a stock dividend of .65 shares for each share of Viola common stock issued and outstanding (the "Common Stock Dividend"), subject to stockholder approval and the effectiveness of the Amended and Restated Certificate of Incorporation. As a consequence, each owner of shares of the Company's Common Stock will then own 1.65 shares in lieu of each share of the Company's common stock formerly owned and the aggregate amount of common stock of the Company issued and outstanding will be 3,300,000 shares.

     To implement the stock dividend, Viola must transfer to stated capital from surplus that amount equal to the aggregate par value of stock issued in the Common Stock Dividend ($13,000) and upon such transfer, and without payment of any consideration by the receiptants of the Common Stock Dividend, all of the shares issued in the Common Stock Dividend shall be fully paid and non-assessable.

     The Common Stock Dividend is effected to adjust the conversation ratio contemplated by the Share Exchange whereby all of the issued and outstanding shares of DataMEG shall be exchanged for shares of Viola's common stock, in order that upon completion of the Share Exchange, 90% of the issued and outstanding capital stock of Viola will be owned by the former stockholders of DataMEG. Under New York law the vote of Viola stockholders is not required to approve a dividend of its common stock, provided there exist sufficient shares of common stock authorized from which the Board may issues shares in satisfaction of the declared dividend.

SHARE EXCHANGE AGREEMENT

General

This section of the Information Statement describes certain aspects of the Share Exchange. The following description does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Share Exchange, which is attached as Annex B to this Information Statement and is incorporated herein by reference. All stockholders are urged to read the Agreement and Plan of Share Exchange in its entirety.

The Agreement and Plan of Share Exchange

     On April 24, 2000, the sole director of Viola approved an Agreement and Plan of Share Exchange between Viola and DataMEG pursuant to which all of the issued and outstanding shares of DataMEG shall be exchanged for shares of Viola's common stock equaling, upon completion of the share exchange, 90% of the issued and outstanding voting capital stock of Viola. As a result of such transaction, the present stockholders of Viola would then own 10% of the issued and outstanding shares of Viola common stock totaling, in the aggregate, 3,300,000 shares, after giving effect to the Common Stock
Dividend. The former stockholders of DataMEG would, as a consequence of the Share Exchange, then own 90% of the issued and outstanding shares of common stock of Viola, equally approximately 29,700,000 shares of Viola common stock. Under New York Law, the vote of the stockholders of Viola, as the acquiring corporation, is not required to approve a share exchange, however, such share exchange could not be effected without the increase in the number of shares of authorized Common Stock contemplated in the Amended and Restated Certificate of Incorporation which is the subject of approval at the special meeting of stockholders.

     On April 24, 2000, the Board of Directors of DataMEG approved the contemplated Share Exchange and recommended that the stockholders of DataMEG approve the contemplated Share Exchange. By unanimous written consent of the DataMEG stockholders, effective May 5, 2000, the stockholders of DataMEG approved, adopted and consented to the proposed Agreement and Plan of Share Exchange with Viola.

The Parties to the Share Exchange

Viola

     The Viola Group, Inc. is a corporation organized under the laws of the state of New York on October 14, 1982. The Company conducts a limited financial consulting business; its annual revenues for the last three fiscal
years ending June 30, 1999 totaled, in the aggregate $3,500.   As reported
in the Company's Annual Report on Form 10-K for the fiscal year ending
June 30, 1999 and Quarterly Report on Form 10-Q for the quarter ending December 31, 1999, the Company had total assets of $1,105 and $1,296 in cash, respectively. On June 30, 1999 and December 31, 1999 the total deficit stockholders equity on such dates was -$5,295 and -$5,104, respectively.
The business of the Company has been to pursue a business combination transactions with other companies in order to establish value and a potential for long term growth for the company's stock. Copies of the Company's Annual Reports on Form 10-K for the last two fiscal years ending June 30, 1998 and June 30, 1999 and its Quarterly Report on Form 10-Q for the quarter ending December 31, 1999 are incorporated by reference herein. The Company is neither listed on an exchange nor quoted on an automated quotation system by NASDAQ or otherwise. Neither the Company, its Directors, Officers, affiliates or beneficial owner of more than 5% of its common stock is a party to, nor is its property subject to, any pending legal proceeding.
The New York Department of State reports that the Company is in an inactive status and that fees and expenses of approximately $25,000 will be required to be paid to the State of New York to reinstate the Company to active status before the Company's Amended and Restated Certificate of Incorporation may become effective. DataMEG has agreed to pay these expenses as part of the transaction cost.

DataMEG

     DataMEG Corp. ("DataMEG") is a research and development stage company focused primarily on developing new technologies related to the internet and information access. DataMEG was incorporated in Virginia in 1999 and has its principal place of business at 3148 Dumbarton Street, NW., Washington, D.C. 20007. Telephone (202) 965-2448.

     DataMEG has no material properties. Other than office supplies, furniture and equipment incidental to the development to the of its technology products, its primary assets are the technology it has and is developing for high speed data transmission over ordinary telephone lines referred to by the Company as a Communications Acceleration Systems (CAS). DataMEG reports to have filed patents pertinent to this technology development and its proprietary tone, frequency, modulation technology. DataMEG's core strategy is to obtain business partners in specific market sectors that its feels will enhance its ability to introduce a working CAS network. As with all start-up companies, the success of its business plan, the viability of its technology, market acceptance of its products, when and if developed from such technology, and DataMEG's ability to obtain the necessary capital to implement such plan are speculative.

Legal Proceedings

     On February 15, 2000 a complaint was filed by Quantum Advanced Technologies, Inc. in the Superior Court for the District of Columbia, Civil Division, Civil Action No. 00-0001066, against DataMEG Corporation, the three founders and principal stockholders thereof, Reggie L. Phillips, DataMEG's Chief Operating Officer, Andrew Benson, the Company's President and John P. Cairns, and against other entities affiliated with Messrs. Benson and Phillips. The Complaint alleges: in Count I, that Benson, Phillips, DataMEG and other entities with whom Benson and Phillips were affiliated breached a nondisclosure and confidentiality agreement with the Plaintiff by inducing Cairns to leave the Plaintiff's employment and to bring with him to DataMEG, disclose and use proprietary, confidential and trade secret information relating to a new modulation technology with enormous potential commercial value in the field of data transmission technology allegedly developed by Cairns at the end of 1996 while an employee of Plaintiff; Count II alleges that the same conduct by Benson, Phillips, DataMEG, and other entities with whom Benson and Phillips are affiliated, is in violation of the Uniform Trade Secrets Act. Count III alleges that Benson, Phillips, DataMEG and other affiliates with whom Benson and Phillips are affiliated, tortiuously interfered with the Plaintiff's contractual relationship with Cairns. Count IV alleges that Benson, Phillips, DataMEG, and other entities with whom Benson and Phillips are affiliated, tortiuously interfered with Plaintiff's prospective business expectancy by misappropriating the Plaintiff's proprietary, confidential and trade secret information and by attempting to develop, market and sale products, services and applications which use the claimed proprietary technology. Count V alleges that Cairns breached his employment agreement with the Plaintiff by disclosing the aforesaid proprietary, confidential and trade secret information to Benson, Phillips, DataMEG and other entities with whom Benson and Phillips are affiliated. Count VI alleges that Cairns breached a fiduciary duty of confidentiality owed by virtue of his employment with the Plaintiff with respect to its proprietary confidential and trade secret information. And Count VII alleges that Cairns has violated the Uniform Trade Secrets Act of the District of Columbia by virtue of his disclosure of the Plaintiff's alleged proprietary confidential and trade secret information relating to the technology and conduct constituting his misappropriation of the Plaintiff's trade secrets in violation of the Uniform Trade Secrets Act. The Complaint seeks declaratory and injunctive relief, compensatory and punitive damages in unspecified amounts and a decree directing that all inventions, improvements, developments conceived, produced or developed by the Defendants or any of them relating to the Plaintiff's claim of proprietary, confidential and trade secret information be assigned to the Plaintiff.
The Complaint also seeks costs and attorneys fees as provided in the alleged nondisclosure and confidentiality agreement to which the Defendants are allegedly parties.

     Both DataMEG and Messrs. Phillips, Benson and Cairns dispute the allegations of the Complaint. DataMEG contends that the Tone Frequency Technology that DataMEG is developing is unrelated to the Waveform Technology owned by Quantum Advanced Technologies and therefore, believes that it has not violated any rights of Quantum Advanced Technologies.
The ultimate outcome of the litigation which may extend over a substantial period of time is uncertain. At a minimum, such litigation may distract the management of DataMEG from expending time and efforts on behalf of the business of that company.

Other Material Terms of the Share Exchange

Conditions to closing

     In addition to the accuracy of customary representations and warranties at the time of closing, the approval and effectiveness of the Viola Amended and Restated Certificate of Incorporation and the completion of the Common Stock Dividend, closing is also conditioned on DataMEG's obtaining commitments to loan it at least $850,000 on terms satisfactory to DataMEG. In the event any of the referenced conditions are not met or waived by the parties and accordingly closing does not occur, the Amended and Restated Certificate of Incorporation of Viola will permit its Directors to pursue and close other transactions involving the issuance of the newly authorized and unissued common and preferred stock without prior disclosure to or approval by its stockholders.

Agreement regarding control of the Viola Board of Directors

     The Agreement and Plan of Share Exchange provides that promptly upon compliance with the requirements of Section 14(f) of the Securities Exchange Act of 1934 and Rule 14(f)-1 promulgated thereunder, two designees of DataMEG shall be appointed to serve the vacant unexpired terms of office of former Directors of Viola's Board of Directors. The effect of the forgoing would be to put designees of DataMEG, the acquired corporation, in control of the Company's Board of Directors, without a vote of the stockholders. Rule 14(f)-1 requires the dissemination of certain information regarding the director designees who will take control of the Viola Board to all Viola stockholders ten (10) days prior to their taking office, however, it does not empower stockholders to vote on such matter. DataMEG has not determined who its designees to the Viola Board of Directors will be.


DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and have been previous filed with the Securities and Exchange Commission:

1. The Company's Annual Report on Form 10-K for the fiscal year ending June 30, 1998;

2. The Company's Annual Report on Form 10-K for the fiscal year ending June 30, 1999;

3. The Company's Quarterly Report on Form 10-Q for the quarter ending December 31, 1999.

Copies of such documents are also furnished to Viola stockholders together with this Information Statement.



NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF THE VIOLA GROUP, INC.

PLEASE TAKE NOTICE that The Viola Group, Inc., a New York corporation (the "Corporation"), will hold a Special Meeting of Stockholders at 2:00 p.m. on June 5, 2000, at the Offices of Holland & Knight, LLP, 195 Broadway, 24th Floor, New York, New York 10007. This Notice of Special Meeting of Stockholders ("Notice") is issued by the President of the Corporation pursuant to Section 605 of the New York Business Corporation Law and the By-laws of the Corporation.

PLEASE TAKE FURTHER NOTICE that attendance at this meeting may be in person or by proxy. Stockholders entitled to vote at this Special Meeting of Stockholders are the stockholders of record as of the close of business on April 25, 2000 ("Record Date").

PLEASE TAKE FURTHER NOTICE that the purposes of this Special Meeting of Stockholders is to consider and vote upon the following matters:

1.	the amendment and restatement of the Corporation's Certificate of
Incorporation to:

(i)	increase the authorized number of shares of Common Stock to
75,000,000;

(ii)	authorize the issuance of up to 5,000,000 shares of Preferred Stock whose designations, preferences and rights shall be determined by the Board of Directors;

(iii)	abolish all Stockholder preemptive rights;

(iv)	establish the vote required to approve all matters, other than the election of Directors, required or permitted by law to be submitted to the Stockholders to be a simple majority; and

(v)	authorizing written consents by shareholders in lieu of meetings pursuant to Section 615 of the New York Business Corporation Law.

	All as set forth in the Amended and Restated Certificate of Incorporation attached hereto as Appendix A(Exhibit A).

PLEASE TAKE FURTHER NOTICE that as a consequence of the proposed action to abolish Stockholder preemptive rights, any shareholder who objects thereto and who fulfills the requirements of section 623 of the New York Business Corporation Law will be entitled to received payment for their shares, if such action is taken, by filing with the Corporation his written objection to such action before the Special Meeting or at the Special Meeting, before any vote is taken. The objection shall include a notice of the Stockholder's election to dissent, the Stockholder's name, residence address, the number and classes of shares as to which the Stockholder dissents and a demand for payment of the fair market value of his shares if the action is taken. A copy of Section 623 of the New York Business Corporation Law is attached hereto.

Issued this 15th day of May, 2000.

                                          THE VIOLA GROUP, INC.

                                      /s/ Arthur D. Viola
                                          _____________________
                                      By: Arthur D. Viola
                                          President



EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF THE VIOLA GROUP, INC.

FIRST:  The name of the corporation is The Viola Group, Inc. (the
"Corporation").

SECOND: The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law provided that the corporation is not formed to engage in any activity which requires the consent or approval of any state official, department, board, agency or other body, without such consent or approval first being obtained.

THIRD: The office of the Corporation is located in the County of Bronx, State of New York.

FOURTH: The aggregate number of shares which the corporation shall have authority to issue is eighty million (80,000,000) shares of which seventy-five million shares shall be common stock, par value, $.01 and five million (5,000,000) shares shall be preferred stock, par value $.01.

The relative rights, preferences and limitations of the shares of each class are as follows:

Common Stock
The shares of Common Stock shall be alike and equal in all respects and shall have one vote for each share. After the requirements with respect to preferential dividends, if any, on the Preferred Stock shall have been met, then, and not otherwise, dividends payable in cash or in any other medium may be declared and paid on the shares of Common Stock. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to number of shares of Common Stock held by them respectively.

Preferred Stock
The designations, powers, preferences, rights, qualifications, limitations and restrictions of the

Preferred Stock are as follows:
The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issuance duly adopted by the Board (authority to do so being hereby expressly vested in the Board) and such resolution or resolutions shall also set forth, with respect to each such series of Preferred Stock, the following:

(1)	The distinctive designation, stated value and number of shares comprising such series,
which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;
(2)	The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;
(3)	Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;
(4)	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable
into such sinking fund;(5)	The rights to which the holders of the shares
of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;
(6)	Whether the shares of that series shall be convertible into or exchangeable for shares
of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange, including the rate of conversion or exchange, the date upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event upon or after which they shall be convertible or exchangeable and at whose option they shall be convertible or exchangeable, and the method of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;
(7)	Whether the shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;
(8)	Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and
(9)	Any other preferences, privileges and powers, and relative,
participating, optional or other special rights, and qualification, limitation or restriction of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of New York.

FIFTH: The Secretary of State is designated as the agent of the Corporation upon whom process against the corporation may be served. The address to which the Secretary of State shall mail a copy of any such process served upon him is 1653 Haight Avenue, Bronx, New York 10461-1503.

SIXTH: The name and address of the registered agent which is the agent of the Corporation upon whom process against it may be served, is Mr. Arthur D. Viola, 1653 Haight Avenue, Bronx, New York 10461-1503.

SEVENTH: The Corporation may, to the fullest extent permitted by Sections 722, 723, 724, 725 and 726 of the New York Business Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

EIGHTH: No directors of the Corporation shall have personal liability to the corporation or its shareholders for damages for any breach of duty in such capacity, provided that the foregoing shall not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his act violated Section 719 of the New York Business Corporation Law. No amendment to repeal this paragraph shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the New York Business Corporation Law is amended hereafter to expand or limit liability of a directors, then the liability of a director of the Corporation shall be expanded to the extent required or limited to the extent permitted by New York law.

NINTH: Meetings of the Stockholders may be held within or without the State of New York as the By-laws may provide. The books of the Corporation may be kept (subject to any statutory provision) outside of the State of New York at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

TENTH: No Stockholder shall be entitled to preemptive rights to purchase shares or other securities of the Corporation.

ELEVENTH: Except as to the election of directors, who shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in such election at a meeting of shareholders, any corporate action required or permitted by law to be submitted to shareholders at a meeting of shareholders shall be authorized by a majority of votes cast by the holders of shares entitled to vote thereon present in person or by proxy; and

TWELFTH: The taking of corporate action by the written consent of those shareholders having at least the minimum votes necessary to authorize such action is authorized, in lieu of requiring a meeting of shareholders, in accordance with Section 615 of the General Business Law. In the event that any of the provisions of this Amended and Restated Certificate of Incorporation (including any provision within a single Section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.


                                           THE VIOLA GROUP, INC.

                                       /s/ Arthur D. Viola
                                        By:_____________________________
                                           Arthur D. Viola
                                           President

                                           (CORPORATE SEAL)

                                           ATTEST:



                                           Arthur D. Viola, Secretary



EXHIBIT B

AGREEMENT AND PLAN OF SHARE EXCHANGE

This Agreement and Plan of Share Exchange (the "Agreement") is entered into as of this 24th day of April, 2000, by and between DataMEG Corporation, a Virginia corporation ("DataMEG") and The Viola Group, Inc., a New York corporation ("Viola").

BACKGROUND
DataMEG and Viola desire to enter into a binding share exchange transaction pursuant to Section 13.1-717 et seq. of the Virginia Stock Corporation Act and Section 913 of the New York Business Corporation Law wherein shareholders of DataMEG shall transfer all of DataMEG's issued and outstanding shares of capital stock ("Shares") to Viola and such Shares shall be converted into and exchanged for shares of Viola's common stock, equaling upon completion of this share exchange ninety percent (90%) of the issued and outstanding capital stock of Viola (the "Share Exchange"). Following the Share Exchange, DataMEG shall become the wholly owned subsidiary of Viola. The parties intend that the Share Exchange qualify under both Sections 351 and Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, in consideration of the mutual covenants, and in reliance on the representations and warranties set forth in this Agreement, the parties agree as follows:

TERMS
Section 1. Share Exchange. On the Closing Date, as defined in Section 2, in accordance with applicable provision of the Virginia Stock Corporation Act and the New York Business Corporation Law and Sections 351 and 368(a)(1)(B) of the Internal Revenue Code, DataMEG shall deliver or cause to be delivered certificates representing the Shares, accompanied by stock powers duly signed in blank, together with, appropriate documentary evidence establishing its capacity and authority to enter into this Agreement and to sell, transfer and assign its Shares under this Agreement upon delivery to it of the consideration therefor as set forth below. DataMEG agrees to cure any deficiencies with respect to the endorsement of the certificates representing the Shares or with respect to the stock powers accompanying the Shares. In exchange for the Shares, Viola shall issue and deliver on the Closing Date to DataMEG for distribution to its shareholders in accordance with their relative interests, shares of common stock of Viola, equaling upon the completion of the Share Exchange ninety percent (90%) of the issued and outstanding voting capital stock of Viola ("Viola Stock").

Section 2.  Closing; Effective Date.

(a)	Closing; Effective Date.  The closing of the transactions
contemplated by this Agreement will occur at the close of business on
June 6, 2000 (the "Closing Date"). On or before the Closing Date, the parties shall execute and deliver the documents and certificates contemplated by this Agreement to be executed and delivered.
(b)	Legends.  Viola shall place on each certificate evidencing shares of
Viola Stock the restrictive legend set forth below in order to comply with applicable securities laws and Viola may condition the issuance of the share certificates to DataMEG shareholders upon their execution and delivery to Viola of the representations, warranties, and covenants set forth in Section 3 to the extent such apply to each DataMEG Shareholders and such additional representation, warranties and covenants as Viola may reasonably request in order to comply with such laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN ANY MANNER ABSENT EITHER REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THOSE LAWS IS NOT REQUIRED.

Section 3.  Representations and Warranties of DataMEG and DataMEG
Shareholders. DataMEG and, where the context requires, each DataMEG Shareholder, represent, warrant, and agree as follows:

(a)	No encumbrances.  All of the Shares will on the Closing Date be free and clear of all liens, encumbrances and claims of every kind. The delivery of such Shares to Viola pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, and claims of every kind.
(b)	Authority.  DataMEG has full legal right, power, legal capacity and authority to enter into and to perform its obligations under this Agreement, and all other agreements, instruments and documents to be executed by it pursuant to this Agreement. Its execution, delivery and performance of this Agreement, has been duly authorized by all necessary action, including approval by its board of directors and stockholders, and no other approval or consent of, or notice to any person, entity or governmental agency or authority is necessary. The Agreement and the other documents to be delivered by DataMEG pursuant to this Agreement (when executed and delivered) will be, valid and enforceable, binding on it in accordance with their terms.
(c)	Organization.  DataMEG is a corporation duly organized and validly existing under the laws of Virginia and its status is active. It has all necessary corporate power to own and operate its assets and to carry on its business as presently conducted and as proposed to be conducted after the Share Exchange, and it is duly authorized to conduct business in, and is in good standing under the laws of, each jurisdiction in which the nature of its business or the ownership or operation of its properties requires such qualification. It is not in default under or in violation of any provisions of its Certificate of Incorporation or Bylaws.
(d)	Investment Purposes Only.  Each DataMEG Shareholder is acquiring
Viola Stock in connection with the transactions contemplated by this Agreement solely for his or her own account, for investment purposes only and not with a view to or any present intention of or effecting a resale in connection with, any distribution of such securities or underwriting of any of such stock, except through underwriters pursuant to a registration statement filed with the Securities and Exchange Commission or pursuant to an exemption from the registration requirements of federal and state securities laws.
(e)	No Sale of Securities.  No DataMEG shareholder shall sell, transfer, pledge or otherwise dispose of any shares of Viola Stock unless the shares are registered under the Securities Act of 1933 and under every applicable state securities law or unless, to the satisfaction of Viola and its counsel, they are to be transferred in a transaction for which registration under those laws is not required.
(f)	No Intention to Sell.  No DataMEG shareholder has any plan or intention to engage, directly or indirectly, in a sale, exchange, transfer, redemption or reduction in any way of his or her ownership of any of the Viola Stock, and did not engage in any sale, exchange, transfer or redemption in any way of his or her ownership of stock in contemplation of the Share Exchange.
(g)	Expenses.  DataMEG will pay all expenses incurred in the transactions contemplated by this Agreement.

Section 4. Representations and Warranties of Viola. Viola represents and warrants to DataMEG as follows:

(a)	Authority.  It has the full right, power, legal capacity and authority to enter into, and to perform its obligations under, this Agreement and all other agreements, instruments, and documents to be executed by it pursuant to this Agreement. Its execution, delivery, and performance of this Agreement, have been duly authorized by all necessary action, including approval by its board of directors, and no other approval or consent of, or notice to, any person, entity, or governmental agency or authority is necessary. This Agreement and the other documents to be delivered by Viola pursuant to this Agreement (when executed and delivered) will be, Viola's valid and enforceable obligations, binding on it in accordance with their terms.
(b)	Organization.  It is a corporation duly organized and validly existing under the laws of New York and its status is active. It has all necessary corporate power to own and operate its assets and to carry on its business as presently conducted and as proposed to be conducted after the Share Exchange, and it is duly authorized to conduct business in, and is in good standing under the laws of, each jurisdiction in which the nature of its business or the ownership or operation of its properties requires such qualification. It is not in default under or in violation of any provisions of its Certificate of Incorporation or Bylaws.
(c)	Issuance of Stock.  The shares of Viola Stock to be issued by Viola pursuant to the Share Exchange shall be validly issued, fully paid, and nonassessable voting common stock. As of the date of Closing, the authorized number of shares of Viola capital stock shall be eighty million (80,000,000), seventy-five million (75,000,000) of which are common stock, $.01 par value, of which 3,300,000 shall be issued and outstanding, and five million (5,000,000) of which are preferred stock, $.01 par value, none of which shall be issued and outstanding.
(d)	Reports.  Beginning in 1995, Viola has timely filed all reports required to be filed with the Commission pursuant to the Exchange Act or the Securities Act (collectively, the "SEC Reports"), and has previously made available to DataMEG true and complete copies of all such SEC Reports as have been requested by DataMEG. Such SEC Reports, as of their respective dates, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and none of the such SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)	Investment Purposes Only.  Viola is purchasing the Shares solely for its own account, for investment purposes only and not with a view to, or any present intention of resale in connection with effecting a distribution of such securities or any part thereof or underwriting of any such stock except through underwriters pursuant to a registration or an available exemption under applicable law. Viola acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available.
(f) 	No Sale of Securities.  Viola shall not sell, transfer, pledge or otherwise dispose of any of the Shares unless the shares are registered under the Securities Act of 1933 and under every applicable state securities law or unless transferred in a transaction satisfactory to DataMEG and its counsel for which registration under those laws is not required.
(g)	No Intention to Sell.  Viola has no plan or intention to engage, directly or indirectly, in a sale, exchange, transfer, redemption or reduction in any way of its ownership of any of the Shares, and did not engage in any sale, exchange, transfer or redemption in any way of its ownership of stock in contemplation of the Share Exchange.
(h)	Certificate of Incorporation and Bylaws.  Attached hereto as
Exhibit A are true and complete copies of Viola's Certificate of Incorporation and Bylaws and Viola's Amended and Restated Certificate of Incorporation to be submitted to and approved by Viola's Shareholders and to become effective prior to the Closing.
(i)	Fair Market Value of Viola Stock.  The fair market value of the
Viola Stock received by DataMEG in the Share Exchange will approximately equal the fair market value of the stock surrendered in the Share Exchange by DataMEG.

Section 5. Conduct of Business Pending Closing. Pending the consummation of the Share Exchange, Viola shall operate only in the ordinary course of business and shall take all necessary actions to preserve their goodwill and operations, and will not enter into any material contract except in the ordinary course of business or incur any material liability. Without limiting the generality of the foregoing, DataMEG shall take such actions as shall be necessary to cause the conditions specified in Section 6, as they relate to DataMEG, to be fulfilled.

Section 6.  Further Agreements.

(a)	Third Party Notices and Consents.  During the period between the execution of this Agreement and the Closing Date, DataMEG will give any notices to third parties, and will diligently use all reasonable efforts to obtain any third-party consents, that Viola may reasonably request in connection with the Share Exchange.
(b)	Notice of Developments.  Pending consummation of the Share Exchange,
Viola and the DataMEG shall give prompt written notice to each other of any material development affecting the ability of the parties to consummate the Share Exchange.
(c)	Nondisclosure.  DataMEG agrees not to make or permit any
announcement or public disclosure, and not to issue or permit issuance of any press release, concerning this Agreement or the transactions contemplated by this Agreement prior to the Closing Date, without the prior approval of Viola, except as required by law.
(d)	Change of Board Control.  Promptly, upon compliance with the requirements of Section 14(f) of the Exchange Act and Rule 14(f)-1 promulgated thereunder two designees of DataMEG shall be appointed to serve the vacant unexpired terms of office of former members of Viola's Board of Directors.

Section 7. Conditions Precedent to Obligations of Viola. The obligations of Viola to consummate the Share Exchange are subject to satisfaction of the following conditions on or before the Closing Date:

(a)	Representations and Covenants.  The representations and warranties of
DataMEG contained in this Agreement shall be true and correct when made and shall continue to be true and correct on the Closing Date with the same full force and effect as if then made. DataMEG shall have performed all obligations in this Agreement required to be performed by it on or before the Closing Date.
(b)	No Litigation.  There shall be no effective injunction, writ, or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction restraining or prohibiting the consummation of implementation of the Share Exchange and threatened by any governmental or regulatory agency, or, except as disclosed, any other person with respect to the Share Exchange that Viola in good faith, and with the advice of counsel, reasonably believes (i) is likely to result in any of the foregoing or (ii) may result in the payment of substantial damages by Viola.
(c)	Consents.  DataMEG and Viola shall have obtained such consents, approvals, and assurances as are necessary or advisable in the opinion of Viola, including approvals of applicable regulatory bodies, lenders and landlords, and other parties to material contracts.
(d)	Legal Matters.  The Share Exchange shall be legally permitted by all applicable laws and regulations, including all applicable securities law, and Viola shall have completed its review of legal issues and shall have obtained such written representations and warranties of the DataMEG as it deems advisable, including representations and warranties of DataMEG Shareholders concerning their intent and obligation to hold the shares of Viola issued to them in connection with the Share Exchange as an investment, for their own account, and not for resale or distribution.
(e)	Closing Documents.  At or before the closing, DataMEG shall have executed and delivered to Viola all documents required by this Agreement to be delivered to Viola by DataMEG. All documents and proceedings incident to the authorization, execution, and delivery of this Agreement by DataMEG and to the transactions contemplated by this Agreement that have not been previously approved by Viola and its counsel shall be satisfactory to Viola and its counsel.
(f)	Full Participation.  DataMEG's Board of Directors and all of its
Shareholders shall have approved and Share Exchange and waived any appraisal rights.

Section 8. Conditions Precedent to Obligations of DataMEG. The obligations of DataMEG to consummate the Share Exchange are subject to satisfaction of the following conditions on or before the Closing Date:

(a)	Representations and Covenants.  (i) The representations and
warranties of Viola contained in this Agreement shall be true and correct when made and shall continue to be true and correct on the Closing Date with the same full force and effect as if then made; (ii) there shall not have been any material adverse change with respect to Viola prior to the Closing Date; and (iii) Viola shall have performed all obligations in this Agreement required to be performed by it on or before the Closing Date.
(b)	No Litigation.  There shall be no effective injunction, writ, or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction restraining or prohibiting the consummation or implementation of the Share Exchange and threatened by any governmental or regulatory agency, or any other person with respect to the Share Exchange that DataMEG, in good faith and with the advice of counsel, believe (i) is likely to result in any of the foregoing, or (ii) may result in the payment of substantial damages by Viola.
(c)	Legal Matters.  The Share Exchange shall be legally permitted by all applicable laws and regulations, including all applicable securities laws.
(d)	Appraisal Rights.  The waiver or expiration of all existing Viola shareholders' rights to receive payment for shares under section 623 of the New York Business Corporation Law.
(e)	Full Participation.  DataMEG's Board of Directors and all of its
Shareholders shall have approved the Share Exchange and waived any appraisal rights.

Section 9.  Conditions Precedent to Obligations of DataMEG and Viola.
The obligations of DataMEG and Viola to consummate the Share Exchange are subject to satisfaction of the following conditions on or before the Closing
Date:

(a)	Loan Commitments.  DataMeg shall have received commitments for loans to it of at least $850,000 on terms satisfactory to DataMEG and Viola.

Section 10.  Miscellaneous.
(a)	Further Assurances.  If at any time Viola determines that any further assignments, conveyances, or assurances are necessary or desirable to vest in Viola the title to the Shares, DataMEG shall execute such assignments, conveyances, or assurances and do all acts that may be necessary or appropriate to vest title in the Shares in Viola and otherwise to carry out the intent and purposes of this Agreement.
(b)	Governing Law and Choice of Venue.  This Agreement, in every respect, shall be governed by and construed in accordance with the laws of New York, except any choice of law principles of New York that may direct the interpretation or enforcement of this Agreement to the law of any other jurisdiction, notwithstanding that some of the parties to this Agreement are or may be residents of another state.
(c)	Successors and Assigns.  A party shall not assign any of its rights or delegate any of its obligations under this Agreement without the prior, written consent of the other parties. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors, legal representatives and permitted assigns of the parties to this Agreement.
(d)	Entire Agreement.  This Agreement, including the exhibit and the other documents delivered pursuant to this Agreement, constitute the full and entire understanding and agreement among the parties concerning the subject matter of this Agreement, and supersedes all prior agreements and negotiations, oral or written, concerning that subject matter, all of which are merged into this Agreement.
(e)	Amendment.  A modification or amendment of this Agreement is effective only if it is in writing and executed by all the parties.
(f)	Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
(g)	Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.
(h)	Delays or Omissions.  No delay or omission in exercising any right, power, or remedy of any party to this Agreement, upon any breach or default of any other party to this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring. To be effective, any waiver, permit, consent or approval of any kind on the part of any party to this Agreement of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement, must be in writing. Unless otherwise specified in this Agreement, all remedies of a party for a breach of this Agreement shall be cumulative.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                              THE VIOLA GROUP, INC.

                                          /s/ Arthur D. Viola
                                              ___________________
                                         By:  Arthur D. Viola
                                              President and Sole Director


                                              DATAMEG

                                          /s/ Andy Benson
                                              ___________________
                                         By:  Andy Benson
                                              President